Exhibit 99.2

EMPIRE STATE REALTY TRUST
Supplemental Operating and Financial Data
December 31, 2019

Fourth Quarter 2019

Forward-looking Statements

We make forward-looking statements in this supplemental package within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You should not rely on them as predictions of future events. For these statements, we claim the protections of the safe harbor for forward-looking statements contained in such Sections.

You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or similar words or phrases in the positive or negative. In particular, forward looking statements include those pertaining to our capital resources, portfolio performance, dividend policy, results of operations, anticipated growth in our portfolio from operations, acquisitions, and market conditions and demographics.

Forward-looking statements involve numerous risks and uncertainties, many of which are difficult to predict and generally beyond our control. They depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: changes in our industry and markets, either nationally or in Manhattan or the greater New York metropolitan area; resolution of legal proceedings involving our company; reduced demand for office or retail space; new office or observatory development in our market; general volatility of the capital and credit markets and the market price of our Class A common stock and listed operating partnership units; changes in our business strategy; defaults on, early terminations of, or non-renewal of, leases by tenants; insolvency of a major tenant or a significant number of smaller tenants; litigation; fluctuations in interest rates; increased operating costs; declining real estate valuations and impairment charges; availability, terms and deployment of capital; our failure to obtain necessary outside financing; our expected leverage; decreased rental rates or increased vacancy rates; breach of or the expiration of our ground lease; our failure to generate sufficient cash flows to service our outstanding indebtedness; our failure to redevelop, renovate and reposition properties or to execute any planned capital project, successfully or on the anticipated timeline or at the anticipated costs; difficulties in identifying properties to acquire and completing acquisitions; risks of real estate acquisitions, dispositions and development (including our Metro Tower development site), including construction delays and cost overruns; our failure to operate acquired properties and operations successfully; our ability to manage our growth effectively; changes in governmental regulations, tax laws and rates and similar matters; estimates relating to our ability to make distributions to our securityholders in the future; our failure to qualify as a REIT; a future terrorist event in the U.S.; environmental uncertainties and risks related to adverse weather conditions and natural disasters; lack or insufficient amounts of insurance; financial market fluctuations; availability of, and our ability to attract and retain, qualified personnel; conflicts of interest affecting our senior management team; competition; changes in real estate and zoning laws and increases in real property tax rates; inability to comply with applicable rules and regulations and, in particular, public companies and damages resulting from security breaches through cyberattacks, cyber intrusions or otherwise, as well as other significant disruptions of our technology (IT) networks related systems. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes after the date of this presentation, except as required by applicable law. For a further discussion of these and other factors that could impact our future results, performance or transactions, see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and other risks described in documents we subsequently file from time to time with the Securities and Exchange Commission.

Fourth Quarter 2019

COMPANY PROFILE

Empire State Realty Trust, Inc., or the Company, is a leading real estate investment trust (REIT) that owns, manages, operates, acquires and repositions office and retail properties in Manhattan and the greater New York metropolitan area, including the Empire State Building, the world’s most famous building.

BOARD OF DIRECTORS

Anthony E. Malkin	Chairman and Chief Executive Officer
William H. Berkman	Director, Chair of Finance Committee
Leslie D. Biddle	Director
Thomas J. DeRosa	Director
Steven J. Gilbert	Director, Lead Director
S. Michael Giliberto	Director, Chair of Audit Committee
Patricia S. Han	Director
James D. Robinson IV	Director, Chair of Compensation and Nominating/Corporate Governance Committees

EXECUTIVE MANAGEMENT

Anthony E. Malkin	Chairman and Chief Executive Officer
John B. Kessler	President and Chief Operating Officer
Thomas P. Durels	Executive Vice President, Real Estate
Thomas N. Keltner, Jr.	Executive Vice President, General Counsel and Secretary

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	New York Stock Exchange
111 West 33rd Street, 12th Floor	Greg Faje	Trading Symbol: ESRT
New York, NY 10120	IR@empirestaterealtytrust.com
www.empirestaterealtytrust.com
(212) 687-8700

RESEARCH COVERAGE

Bank of America Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
BMO Capital Markets Corp.	John Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citi	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
	Emmanuel Korchman	(212) 816-1382	emmanuel.korchman@citi.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
	Jason Green	(212) 446-9449	jason.green@evercoreisi.com
Green Street Advisors	Daniel Ismail	(949) 640-8780	dismail@greenstreetadvisors.com
Goldman Sachs	Richard Skidmore	(801) 741-5459	richard.skidmore@gs.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@key.com
	Craig Mailman	(917) 368-2316	cmailman@key.com
Stifel Nicolaus & Company, Inc.	John Guinee	(443) 224-1307	jwguinee@stifel.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

Fourth Quarter 2019
Financial Highlights
(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
Selected Items:	December 31, 2019		September 30, 2019		June 30, 2019		March 31, 2019		December 31, 2018
Revenue	$194,933		$192,873		$176,244		$167,293		$199,309
Net income	$28,720		$26,784		$18,930		$9,856		$39,781
Cash net operating income (1)	$103,992		$98,757		$93,737		$80,080		$113,336
Core funds from operations (“Core FFO”) (1)	$74,935		$71,810		$64,476		$56,672		$87,276
Core funds available for distribution (“Core FAD”) (1)	$41,903		$54,650		$48,235		$41,179		$68,142
Core FFO per share - diluted	$0.25		$0.24		$0.22		$0.19		$0.29
Diluted weighted average shares	296,852,000		298,151,000		298,131,000		298,049,000		297,492,000
Dividends declared and paid per share	$0.105		$0.105		$0.105		$0.105		$0.105

Portfolio Statistics:
Number of properties	20		20		20		20		20
Total rentable square footage	10,138,057		10,134,495		10,134,435		10,130,875		10,128,839
Percent occupied (2)	88.6%		89.4%		90.2%		88.8%		88.8%
Percent leased (3)	91.2%		91.7%		92.2%		91.5%		91.8%

Observatory Metrics:
Number of visitors (4)	894,000		1,042,000		968,000		601,000		945,000
Change in visitors year over year	(5.5%)		(10.7%)		(7.7%)		(6.7%)		(4.6%)
Observatory revenues (5)	$37,730		$37,575		$32,895		$20,569		$34,536
Change in revenues year over year	9.2%		(6.6%)		(6.6%)		(3.2%)		4.9%

Ratios:
Consolidated Debt to Total Market Capitalization (6)	28.2%		27.7%		29.8%		28.5%		30.8%
Consolidated Net Debt to Total Market Capitalization (6)	25.2%		24.1%		23.6%		21.6%		23.4%
Consolidated Debt and Perpetual Preferred Units to Total Market Capitalization (6)	29.7%		28.2%		30.2%		28.9%		31.2%
Consolidated Net Debt and Perpetual Preferred Units to Total Market Capitalization (6)	26.8%		24.5%		24.0%		22.0%		23.8%
Consolidated Debt to EBITDA (7)	4.8	x	4.6	x	5.3	x	5.2	x	5.2	x
Consolidated Net Debt to EBITDA (7)	4.1	x	3.8	x	3.9	x	3.6	x	3.6	x
Interest Coverage Ratio	5.0	x	4.8	x	4.4	x	4.0	x	5.7	x
Core FFO Payout Ratio (8)	43%		45%		50%		56%		35%
Core FAD Payout Ratio (9	76%		59%		66%		77%		45%

Class A common stock price at quarter end	$13.96		$14.27		$14.81		$15.80		$14.23
Average closing price	$14.04		$14.12		$15.48		$15.36		$15.65
Dividends per share - annualized	$0.42		$0.42		$0.42		$0.42		$0.42
Dividend yield (10)	3.0%		2.9%		2.8%		2.7%		3.0%
Series 2013 Private Perpetual Preferred Units outstanding ($16.62 liquidation value)	1,560,360		1,560,360		1,560,360		1,560,360		1,560,360
Series 2019 Private Perpetual Preferred Units outstanding ($13.52 liquidation value)	4,610,383		—		—		—		—
Class A common stock	180,877,597		179,131,090		176,991,123		175,557,910		173,872,536
Class B common stock	1,016,799		1,018,463		1,029,782		1,035,327		1,038,090
Operating partnership units	117,757,653		124,107,019		126,870,876		128,232,650		128,415,440

Total common stock and operating partnership units outstanding (11)	299,652,049		304,256,572		304,891,781		304,825,887		303,326,066

Notes:

(1)

Represents non-GAAP financial measures. For a discussion on what these metrics represent and why the Company presents them, see page 23 and for a reconciliation of these metrics to net income, see pages 5 and 19.

(2)	Based on leases signed and commenced as of end of period.
(3)	Represents occupancy and includes signed leases not commenced.
(4)	Reflects the number of visitors who pass through the turnstile, excluding visitors who make a second visit on the same ticket at no additional charge.
(5)	Observatory revenues include the fixed license fee received from WDFG North America, the Observatory gift shop operator. See page 16.
(6)

Market capitalization represents the sum of (i) Company’s common stock per share price as of December 31, 2019 multiplied by the total outstanding number of shares of common stock and operating partnership units as of December 31, 2019; (ii) the number of Series 2014 perpetual preferred units at December 31, 2019 multiplied by $16.62, (iii) the number of Series 2019 perpetual preferred units at December 31, 2019 multiplied by $13.52, and (iv) our outstanding indebetedness as of December 31, 2019.

(7)	Calculated based on trailing 12 months EBITDA.
(8)	Represents the amount of Core FFO paid out in distributions.
(9)	Represents the amount of Core FAD paid out in distributions.
(10)	Based on the closing price per share of Class A common stock on December 31, 2019.
(11)

As of December 31, 2019, the Company has had conversions from operating partnership units and Class B common shares to Class A common shares totaling 53.8 million shares or approximately $751 million at a closing share price of $13.96. This represents a 65% increase in the number of Class A shares since the IPO.

Fourth Quarter 2019
Property Summary - Same Store Net Operating Income (“NOI”) by Quarter
(unaudited and dollars in thousands)

	Three Months Ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Same Store Total Portfolio
Revenues	$155,664	$152,633	$142,655	$146,016	$145,801
Operating expenses	(76,051)	(79,824)	(70,826)	(73,518)	(71,565)

Same store property NOI	79,613	72,809	71,829	72,498	74,236
Straight-line rent	(6,276)	(5,174)	(3,203)	(5,404)	(5,445)
Above/below-market rent revenue amortization	(1,530)	(1,682)	(1,745)	(2,354)	(1,733)
Below-market ground lease amortization	1,958	1,957	1,958	1,958	1,958

Total same store property cash NOI - excluding lease termination fees	$73,765	$67,910	$68,839	$66,698	$69,016

Percent increase/decrease over prior year	6.9%	2.0%	0.2%	0.1%	-1.4%

Property cash NOI	$73,765	$67,910	$68,839	$66,698	$69,016
Observatory cash NOI	28,987	28,486	24,535	12,994	25,637
Lease termination fees	1,240	2,361	363	388	18,683

Total portfolio same store cash NOI	$103,992	$98,757	$93,737	$80,080	$113,336

Same Store Manhattan Office Portfolio (1)
Revenues	$132,672	$130,214	$120,249	$123,290	$122,481
Operating expenses	(65,509)	(68,516)	(60,152)	(62,665)	(60,919)

Same store property NOI	67,163	61,698	60,097	60,625	61,562
Straight-line rent	(6,705)	(5,319)	(4,163)	(5,408)	(5,037)
Above/below-market rent revenue amortization	(1,530)	(1,682)	(1,745)	(2,354)	(1,733)
Below-market ground lease amortization	1,958	1,957	1,958	1,958	1,958

Total same store property cash NOI - excluding lease termination fees	60,886	56,654	56,147	54,821	56,750
Lease termination fees	995	835	301	326	17,962

Total same store property cash NOI	$61,881	$57,489	$56,448	$55,147	$74,712

Same Store Greater New York Metropolitan Area Office Portfolio
Revenues	$18,771	$18,137	$17,798	$18,045	$18,566
Operating expenses	(8,663)	(9,373)	(8,784)	(8,927)	(8,839)

Same store property NOI	10,108	8,764	9,014	9,118	9,727
Straight-line rent	285	(42)	655	(124)	(516)
Above/below-market rent revenue amortization	—	—	—	—	—
Below-market ground lease amortization	—	—	—	—	—

Total same store property cash NOI - excluding lease termination fees	10,393	8,722	9,669	8,994	9,211
Lease termination fees	245	710	62	62	721

Total same store property cash NOI	$10,638	$9,432	$9,731	$9,056	$9,932

Same Store Standalone Retail Portfolio
Revenues	$4,221	$4,282	$4,608	$4,681	$4,754
Operating expenses	(1,879)	(1,935)	(1,890)	(1,926)	(1,807)

Same store property NOI	2,342	2,347	2,718	2,755	2,947
Straight-line rent	144	187	305	128	108
Above/below-market rent revenue amortization	—	—	—	—	—
Below-market ground lease amortization	—	—	—	—	—

Total same store property cash NOI - excluding lease termination fees	2,486	2,534	3,023	2,883	3,055
Lease termination fees	—	816	—	—	—

Total same store property cash NOI	$2,486	$3,350	$3,023	$2,883	$3,055

Note:

Includes 511,984 rentable square feet of retail space in the Company’s nine Manhattan office properties.

Fourth Quarter 2019
Net Operating Income (“NOI”), Initial Free Rent Burn-Off and Signed Leases Not Commenced
(unaudited and dollars in thousands)

	Three Months Ended
Reconciliation of Net Income to NOI and Cash NOI	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Net income	$28,720	$26,784	$18,930	$9,856	$39,781
Add:
General and administrative expenses	16,618	14,421	15,998	14,026	13,673
Depreciation and amortization	46,409	44,260	44,821	46,098	46,682
Interest expense	18,534	19,426	20,597	20,689	20,849
Income tax expense (benefit)	1,210	1,338	611	(730)	1,312
Less:
Third-party management and other fees	(299)	(304)	(331)	(320)	(289)
Interest income	(1,352)	(2,269)	(3,899)	(3,739)	(3,452)

Net operating income	109,840	103,656	96,727	85,880	118,556
Straight-line rent	(6,276)	(5,174)	(3,203)	(5,404)	(5,445)
Above/below-market rent revenue amortization	(1,530)	(1,682)	(1,745)	(2,354)	(1,733)
Below-market ground lease amortization	1,958	1,957	1,958	1,958	1,958

Total cash NOI - including Observatory and lease termination income	103,992	98,757	93,737	80,080	113,336
Less: Observatory NOI	(28,987)	(28,486)	(24,535)	(12,994)	(25,637)
Less: lease termination income	(1,240)	(2,361)	(363)	(388)	(18,683)

Total property cash NOI - excluding Observatory and lease termination income	$73,765	$67,910	$68,839	$66,698	$69,016

Burn-off of Free Rent and Signed Leases Not Commenced

	Incremental Annual	Base Cash Rent Contributing to Cash NOI in the Following Years
Total Portfolio	Revenue	2020	2021	2022	2023
Commenced leases in free rent period	$28,518	$19,734	$28,518	$28,518	$28,518
Signed leases not commenced	23,470	4,411	15,667	20,270	21,052

Total	$51,988	$24,145	$44,185	$48,788	$49,570

Commenced leases in free rent period

			Incremental Annual Revenue
	Square Feet	Cash Rent Date		Base Cash Rent Contributing to Cash NOI in the Following Years
				2020		2021	2022	2023
First quarter 2020 - 16 leases	225,315	Jan. 2020 - Mar. 2020	$11,023	$9,798	(1)	$11,023	$11,023	$11,023
Second quarter 2020 - 10 leases	211,192	Apr. 2020 - Jun. 2020	12,106	7,944		12,106	12,106	12,106
Third quarter 2020 - 4 leases	79,001	Jul. 2020 - Sept. 2020	4,730	1,870		4,730	4,730	4,730
Fourth quarter 2020 - 3 leases	20,841	Oct. 2020 - Dec. 2020	659	122		659	659	659

			$28,518	$19,734		$28,518	$28,518	$28,518

Signed leases not commenced (“SLNC”)

			Expected Base Rent		Incremental
		Square	Commencement		Annual	Base Cash Rent Contributing to Cash NOI in the Following Years
Tenant		Feet	GAAP	Cash	Revenue (2)	2020	2021	2022	2023
Diligent Corporation		14,214	Jan. 2020	Sept. 2020	$910	$301	$910	$910	$910
Interpublic Group of Companies, Inc.		15,086	Apr. 2020	May 2020	1,060	701	1,060	1,060	1,060
Kaplan Hecker & Fink LLP		26,997	Jun. 2020	Jul. 2020	2,000	872	2,000	2,000	2,000
Uber Technologies, Inc.		32,927	Sept. 2020	Jan. 2021	2,300	—	2,300	2,300	2,300
Concord Music Group, Inc.		46,329	Sept. 2020	Jul. 2021	2,870	—	1,353	2,870	2,870
First Republic Bank		14,430	Jan. 2021	Jul. 2021	2,040	—	1,017	2,040	2,040
LinkedIn Corporation:
LinkedIn Corporation		52,939	Apr. 2021	Sept. 2021	1,000	—	329	1,000	1,000
LinkedIn Corporation		52,666	Nov. 2021	Nov. 2021	900	—	147	900	900
LinkedIn Corporation		52,574	Jul. 2022	Jul. 2022	1,110	—	—	555	1,110
LinkedIn Corporation		30,283	Apr. 2023	Sept. 2023	670	—	—	—	222
Target		32,579	Jun. 2024	Oct. 2024	1,970	—	—	—	—
Other SLNC	112,638	Jan. 2020 - Aug. 2020	Feb. 2020 - Jan. 2021		6,640	2,537	6,551	6,635	6,640

Total	483,662				$23,470	$4,411	$15,667	$20,270	$21,052

Notes:

(1)	As an example, the 2020 amount represents cash revenue contributing from the cash rent commencement date of January 2020 through December 2020. The full annual amount is realized in 2021.
(2)	Reflects new annual rent less annual rent from existing tenant in the space.

Fourth Quarter 2019
Property Summary - Leasing Activity by Quarter
(unaudited)

	Three Months Ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Total Portfolio
Total leases executed	47	25	55	34	35
Weighted average lease term	8.6 years	10.7 years	6.4 years	8.3 years	10.5 years
Average free rent period	5.3 months	6.9 months	2.8 months	4.7 months	5.4 months
Office
Total square footage executed	313,027	374,256	228,346	300,408	241,978
Average cash rent psf - leases executed	$59.74	$62.83	$59.13	$61.79	$62.44
Previously escalated cash rents psf	$54.02	$51.10	$51.72	$54.36	$49.69
Percentage of new cash rent over previously escalated rents	10.6%	23.0%	14.3%	13.7%	25.7%
Retail
Total square footage executed	32,579	14,430	32,706	7,643	4,782
Average cash rent psf - leases executed	$122.78	$141.68	$71.52	$109.54	$104.57
Previously escalated cash rents psf	$60.79	$104.66	$72.08	$106.84	$128.16
Percentage of new cash rent over previously escalated rents	102.0%	35.4%	(0.8%)	2.5%	(18.4%)
Total Portfolio
Total square footage executed	345,606	388,686	261,052	308,051	246,760
Average cash rent psf - leases executed	$65.68	$65.76	$61.25	$63.90	$63.57
Previously escalated cash rents psf	$54.66	$53.09	$54.58	$56.35	$51.32
Percentage of new cash rent over previously escalated rents	20.2%	23.9%	12.2%	13.4%	23.9%
Leasing commission costs per square foot	$19.84	$23.75	$15.61	$15.00	$26.07
Tenant improvement costs per square foot	55.65	65.59	47.06	55.09	86.99

Total LC and TI per square foot (2)	$75.49	$89.34	$62.67	$70.09	$113.06

Occupancy	88.6%	89.4%	90.2%	88.8%	88.8%
Manhattan Office Portfolio (1)
Total leases executed	36	18	40	30	28
Office - New Leases
Total square footage executed	170,247	266,769	119,235	153,506	204,999
Average cash rent psf - leases executed	$64.82	$71.36	$65.08	$63.74	$64.82
Previously escalated cash rents psf	$52.12	$53.83	$53.26	$52.65	$49.85
Percentage of new cash rent over previously escalated rents	24.4%	32.6%	22.2%	21.1%	30.0%
Office - Renewal Leases
Total square footage executed	54,345	18,826	56,211	131,304	13,547
Average cash rent psf - leases executed	$66.62	$53.83	$62.37	$62.51	$60.75
Previously escalated cash rents psf	$66.27	$53.64	$55.88	$58.55	$56.55
Percentage of new cash rent over previously escalated rents	0.5%	0.4%	11.6%	6.8%	7.4%
Retail - New and Renewal Leases
Total square footage executed	—	14,430	3,711	1,998	862
Average cash rent psf - leases executed	$—	$141.68	$405.41	$80.00	$78.30
Previously escalated cash rents psf	$—	$104.66	$317.25	$73.73	$78.30
Percentage of new cash rent over previously escalated rents	—	35.4%	27.8%	8.5%	0.0%
Total Manhattan Office Portfolio
Total square footage executed	224,592	300,025	179,157	286,808	219,408
Average cash rent psf - leases executed	$65.26	$73.64	$71.28	$63.29	$64.62
Previously escalated cash rents psf	$55.54	$56.26	$59.55	$55.50	$50.38
Percentage of new cash rent over previously escalated rents	17.5%	30.9%	19.7%	14.0%	28.3%
Leasing commission costs per square foot	$19.81	$28.93	$20.53	$14.50	$27.50
Tenant improvement costs per square foot	70.39	78.31	56.60	54.18	90.85

Total LC and TI per square foot (2)	$90.20	$107.24	$77.13	$68.68	$118.35

Occupancy	89.7%	89.6%	90.6%	88.9%	88.9%

Fourth Quarter 2019
Property Summary - Leasing Activity by Quarter - (Continued)
(unaudited)

	Three Months Ended
	December 31, 2019	September 30, 2019	June 30, 2019		March 31, 2019	December 31, 2018
Greater New York Metropolitan Area Office Portfolio
Total leases executed	10	7	12		3	6
Total square footage executed	88,435	88,661	52,900		15,598	23,432
Average cash rent psf - leases executed	$45.73	$39.08	$42.30		$36.60	$42.59
Previously escalated cash rents psf	$50.15	$42.36	$43.82		$35.78	$44.30
Percentage of new cash rent over previously escalated rents	(8.8%)	(7.7%)	(3.5%)		2.3%	(3.9%)
Leasing commission costs per square foot	$8.00	$6.22	$6.05		$15.32	$11.32
Tenant improvement costs per square foot	26.02	22.53	37.37		77.21	50.30

Total LC and TI per square foot (2)	$34.02	$28.75	$43.42		$92.53	$61.62

Occupancy	83.0%	88.0%	87.8%		87.8%	87.6%
Standalone Retail Portfolio
Total leases executed	1	—	3		1	1
Total square footage executed	32,579	—	28,995		5,645	3,920
Average cash rent psf - leases executed	$122.78	$—	$28.78		$120.00	$110.34
Previously escalated cash rents psf	$60.79	$—	$40.70		$118.56	$139.12
Percentage of new cash rent over previously escalated rents	102.0%	—	(29.3	%)(3)	1.2%	(20.7%)
Leasing commission costs per square foot	$52.21	$—	$2.68		$39.08	$34.10
Tenant improvement costs per square foot	34.47	—	5.79		40.00	90.00

Total LC and TI per square foot (2)	$86.68	$—	$8.47		$79.08	$124.10

Occupancy	93.7%	93.7%	93.7%		94.4%	94.4%

Notes:

(1)	Includes 511,984 rentable square feet of retail space in the Company’s nine Manhattan office properties.
(2)

Presents all tenant improvement and leasing commission costs as if they were incurred in the period in which the lease was signed, which may be different than the period in which they were actually paid.

(3)

Includes the renewal of two parking garages comprising 27,143 of rentable square feet. These below grade spaces have market rents considerably lower than the Company’s typical street grade retail and drove the negative spread for the quarter.

Fourth Quarter 2019
Total Portfolio Expirations and Vacates Summary
(unaudited and in square feet)

	Actual	Forecast (1)
	Three Months Ended	Three Months Ended
Total Portfolio (2)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	Full Year 2020	Full Year 2021
Total expirations	311,050	92,373	370,671	162,334	144,394	769,772	660,924
Less: broadcasting	(2,528)	(906)	(309)	—	(753)	(1,968)	(1,049)

Office and retail expirations	308,522	91,467	370,362	162,334	143,641	767,804	659,875

Renewal & relocations (3)	72,524	31,086	57,774	60,501	25,951	175,312	160,115
Short-term renewals (4)	3,339	—	—	—	—	—	—
New leases (5)	71,797	7,190	171,863	18,315	3,162	200,530	11,469
Tenant vacates (6)	140,744	26,335	101,820	55,951	42,656	226,762	197,954
Intentional vacates (7)	20,118	26,755	28,105	10,892	—	65,752	20,244
Holdover (8)	—	—	—	—	—	—	—
Unknown (9)	—	101	10,800	16,675	71,872	99,448	270,093

Total Portfolio expirations and vacates	308,522	91,467	370,362	162,334	143,641	767,804	659,875

Manhattan Office Portfolio
Total expirations	144,036	53,312	242,738	150,443	111,753	558,246	419,381
Less: broadcasting	(2,528)	(906)	(309)	—	(753)	(1,968)	(1,049)

Office expirations	141,508	52,406	242,429	150,443	111,000	556,278	418,332

Renewal & relocations (3)	32,298	13,039	26,008	53,752	17,587	110,386	33,280
Short-term renewals (4)	—	—	—	—	—	—	—
New leases (5)	71,797	7,190	164,549	18,315	3,162	193,216	11,469
Tenant vacates (6)	17,537	22,996	20,533	50,809	34,762	129,100	143,100
Intentional vacates (7)	19,876	9,080	20,668	10,892	—	40,640	20,244
Holdover (8)	—	—	—	—	—	—	—
Unknown (9)	—	101	10,671	16,675	55,489	82,936	210,239

Total expirations and vacates	141,508	52,406	242,429	150,443	111,000	556,278	418,332

Greater New York Metropolitan Area Office Portfolio
Office expirations	163,999	17,148	117,062	8,391	23,076	165,677	211,165

Renewal & relocations (3)	37,453	13,809	28,461	3,249	8,364	53,883	108,503
Short-term renewals (4)	3,339	—	—	—	—	—	—
New leases (5)	—	—	7,314	—	—	7,314	—
Tenant vacates (6)	123,207	3,339	81,287	5,142	—	89,768	46,455
Intentional vacates (7)	—	—	—	—	—	—	—
Holdover (8)	—	—	—	—	—	—	—
Unknown (9)	—	—	—	—	14,712	14,712	56,207

Total expirations and vacates	163,999	17,148	117,062	8,391	23,076	165,677	211,165

Retail Portfolio
Retail expirations	3,015	21,913	10,871	3,500	9,565	45,849	30,378

Renewal & relocations (3)	2,773	4,238	3,305	3,500	—	11,043	18,332
Short-term renewals (4)	—	—	—	—	—	—	—
New leases (5)	—	—	—	—	—	—	—
Tenant vacates (6)	—	—	—	—	7,894	7,894	8,399
Intentional vacates (7)	242	17,675	7,437	—	—	25,112	—
Holdover (8)	—	—	—	—	—	—	—
Unknown (9)	—	—	129	—	1,671	1,800	3,647

Total expirations and vacates	3,015	21,913	10,871	3,500	9,565	45,849	30,378

Notes:

(1)

These forecasts, which are subject to change, are based on management’s expectations, including, among other things, discussions with and other information provided by tenants as well as management’s analyses of past historical trends.

(2)

Any lease on month to month or short-term will re-appear in “Actual” in each period until tenant has vacated or renewed, and thus it would be double counted if periods were cumulated. “Forecast” avoids double counting.

(3)

For forecasted periods, “Renewals” assume tenants renew their existing leases in all or a portion of their current spaces, and “Relocations” assume tenants move within a building or within the Company’s portfolio.

(4)	Represents tenants which signed renewal leases for a term of less than six months and reappear in forecast periods in 2020.
(5)

For forecasted periods, “New Leases” represents leases that have been signed with a new tenant, a subtenant who signed a direct lease or a tenant who expanded. The lease commencement dates are provided on page 6. There may be downtime between the lease expiration and the new lease commencement.

(6)	For forecasted periods, “Tenant Vacates” assumes a tenant elects not to renew at the end of their existing lease or exercises an early termination option.
(7)

For forecasted periods, “Intentional Vacates” assumes the Company decides not to renew tenant at the end of their existing lease due to anticipated future redevelopment or for other reasons. This also may include early lease terminations.

(8)

Holdover represents a tenant that remains in its space, paying rent after the expiration of its lease, but is not anticipated to continue doing so on a monthly basis. These tenants may reappear in forecast periods in 2020.

(9)

For forecasted periods, “Unknown” represents tenants’ existing leases which do not fall into any of the above categories: Renewals & Relocations, New Leases, Tenant Vacates or Intentional Vacates and tenants’ whose intention is unknown.

Fourth Quarter 2019
Property Detail
(unaudited)

Property Name	Location or Sub-Market	Rentable Square Feet (1)	Percent Occupied (2)	Annualized Rent (3)	Annualized Rent per Occupied Square Foot (4)	Number of Leases (5)
Manhattan Office Properties - Office
The Empire State Building (6)	Penn Station -Times Sq. South	2,711,163	95.0%	$155,183,111	$60.25	168
One Grand Central Place	Grand Central	1,249,248	87.2%	64,693,231	59.39	187
1400 Broadway (8)	Penn Station -Times Sq. South	914,983	88.3%	43,275,161	53.56	24
111 West 33rd Street (9)	Penn Station -Times Sq. South	641,067	95.4%	36,721,047	60.03	23
250 West 57th Street	Columbus Circle - West Side	473,811	72.3%	21,181,440	61.87	43
501 Seventh Avenue	Penn Station -Times Sq. South	461,652	81.6%	18,610,631	49.42	28
1359 Broadway	Penn Station -Times Sq. South	455,849	97.5%	24,472,645	55.09	33
1350 Broadway (10)	Penn Station -Times Sq. South	372,643	85.3%	18,856,099	59.29	56
1333 Broadway	Penn Station -Times Sq. South	292,835	80.3%	12,430,192	52.88	9

Manhattan Office Properties - Office		7,573,251	89.8%	395,423,557	58.14	571
Manhattan Office Properties - Retail
The Empire State Building (7)	Penn Station -Times Sq. South	104,862	69.5%	13,533,939	185.82	13
One Grand Central Place	Grand Central	68,732	79.0%	6,438,552	118.57	13
1400 Broadway (8)	Penn Station -Times Sq. South	20,418	77.4%	2,049,950	129.64	8
112 West 34th Street (9)	Penn Station -Times Sq. South	90,132	100.0%	23,273,046	258.21	4
250 West 57th Street	Columbus Circle - West Side	67,927	100.0%	10,315,884	151.87	8
501 Seventh Avenue	Penn Station -Times Sq. South	33,632	87.3%	2,018,064	68.74	8
1359 Broadway	Penn Station -Times Sq. South	27,506	100.0%	2,346,399	85.30	6
1350 Broadway (10)	Penn Station -Times Sq. South	31,774	95.6%	7,126,817	234.52	5
1333 Broadway	Penn Station -Times Sq. South	67,001	100.0%	9,318,123	139.07	4

Manhattan Office Properties - Retail		511,984	88.9%	76,420,774	167.86	69

Sub-Total/Weighted Average Manhattan Office Properties - Office and Retail		8,085,235	89.7%	471,844,331	65.03	640

Greater New York Metropolitan Area Office Properties
First Stamford Place (11)	Stamford, CT	779,098	87.9%	29,645,250	43.31	44
Metro Center	Stamford, CT	287,909	86.5%	15,566,110	62.51	24
383 Main Avenue	Norwalk, CT	260,546	49.7%	3,853,921	29.74	20
500 Mamaroneck Avenue	Harrison, NY	287,157	82.8%	7,152,838	30.10	29
10 Bank Street	White Plains, NY	232,517	100.0%	8,361,727	35.96	36

Sub-Total/Weighted Average Greater New York Metropolitan Area Office Properties		1,847,227	83.0%	64,579,846	42.12	153

Standalone Retail Properties
10 Union Square	Union Square	58,007	92.6%	6,099,375	113.55	11
1542 Third Avenue	Upper East Side	56,250	100.0%	4,151,047	73.80	4
1010 Third Avenue	Upper East Side	44,662	100.0%	3,612,691	80.89	2
77 West 55th Street	Midtown	25,388	100.0%	2,773,026	109.23	3
69-97 Main Street	Westport, CT	16,958	48.5%	985,964	119.90	2
103-107 Main Street	Westport, CT	4,330	100.0%	770,916	178.04	1

Sub-Total/Weighted Average Standalone Retail Properties		205,595	93.7%	18,393,019	95.52	23

Portfolio Total		10,138,057	88.6%	$554,817,196	$61.77	816

Total/Weighted Average Office Properties		9,420,478	88.5%	$460,003,403	$55.19	724
Total/Weighted Average Retail Properties		717,579	90.3%	94,813,793	146.36	92

Portfolio Total		10,138,057	88.6%	$554,817,196	$61.77	816

Notes:

(1)

Excludes (i) 193,268 square feet of space across the Company’s portfolio attributable to building management use and tenant amenities and (ii) 79,613 square feet of space attributable to the Company’s observatory.

(2)	Based on leases signed and commenced as of December 31, 2019.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents annualized rent under leases commenced as of December 31, 2019 divided by occupied square feet.
(5)

Represents the number of leases at each property or on a portfolio basis. If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.

(6)	Includes 36,970 rentable square feet of space leased by the Company’s broadcasting tenants.
(7)	Includes 5,300 rentable square feet of space leased by WDFG North America, a licensee of the Company’s observatory.
(8)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 44 years (expiring December 31, 2063).
(9)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 58 years (expiring May 31, 2077).
(10)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 31 years (expiring July 31, 2050).
(11)	First Stamford Place consists of three buildings.

Fourth Quarter 2019
Tenant Lease Expirations
(unaudited)

Total Lease Expirations	Number of Leases Expiring (1)	Rentable Square Feet Expiring (2)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	893,363	8.8%	$—	0.0%	$—
Signed leases not commenced	25	262,621	2.6%	—	0.0%	—
4Q 2019 (4)	12	52,705	0.5%	2,512,326	0.5%	47.67

Total 2019	12	52,705	0.5%	2,512,326	0.5%	47.67
1Q 2020	30	92,373	0.9%	6,719,616	1.2%	72.74
2Q 2020	39	370,671	3.7%	20,254,191	3.7%	54.64
3Q 2020	32	162,334	1.6%	9,507,089	1.7%	58.56
4Q 2020	23	144,394	1.4%	8,357,127	1.5%	57.88

Total 2020	124	769,772	7.6%	44,838,023	8.1%	58.25
2021	104	660,924	6.5%	38,190,079	6.9%	57.78
2022	110	570,712	5.6%	36,716,025	6.6%	64.33
2023	86	684,157	6.7%	42,811,151	7.7%	62.58
2024	84	806,258	8.0%	48,199,253	8.7%	59.78
2025	68	449,796	4.4%	33,119,723	6.0%	73.63
2026	55	730,874	7.2%	40,651,456	7.3%	55.62
2027	46	541,363	5.3%	32,345,164	5.8%	59.75
2028	28	1,038,287	10.2%	56,895,634	10.3%	54.80
2029	34	855,645	8.4%	60,777,278	11.0%	71.03
Thereafter	65	1,821,580	18.2%	117,761,084	21.2%	65.65

Total	841	10,138,057	100.0%	$554,817,196	100.0%	$61.77

Manhattan Office Properties (5)
Available	—	553,707	7.3%	$—	0.0%	$—
Signed leases not commenced	19	218,629	2.9%	—	0.0%	—
4Q 2019 (4)	10	29,763	0.4%	1,618,591	0.4%	54.38

Total 2019	10	29,763	0.4%	1,618,591	0.4%	54.38
1Q 2020	19	53,312	0.7%	3,032,599	0.8%	56.88
2Q 2020	27	242,738	3.2%	13,400,073	3.4%	55.20
3Q 2020	26	150,443	2.0%	8,460,582	2.1%	56.24
4Q 2020	18	111,753	1.5%	5,490,598	1.4%	49.13

Total 2020	90	558,246	7.4%	30,383,852	7.7%	54.43
2021	66	419,381	5.5%	23,884,192	6.0%	56.95
2022	81	380,806	5.0%	22,575,532	5.7%	59.28
2023	63	513,024	6.8%	30,207,994	7.6%	58.88
2024	61	569,494	7.5%	32,968,415	8.3%	57.89
2025	44	291,977	3.9%	18,270,905	4.6%	62.58
2026	35	519,454	6.9%	29,833,963	7.5%	57.43
2027	33	407,276	5.4%	23,056,903	5.8%	56.61
2028	18	948,934	12.5%	52,754,107	13.3%	55.59
2029	23	629,262	8.3%	36,879,869	9.3%	58.61
Thereafter	47	1,533,298	20.2%	92,989,234	23.8%	60.65

Total Manhattan office properties	590	7,573,251	100.0%	$395,423,557	100.0%	$58.14

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)

Excludes (i) 193,268 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 79,613 square feet of space attributable to the Company’s observatory.

(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents leases that are included in occupancy as of December 31, 2019 and expire on December 31, 2019.
(5)	Excludes (i) retail space in the Company’s Manhattan office properties and (ii) the Empire State Building broadcasting licenses and observatory operations.

Fourth Quarter 2019
Tenant Lease Expirations
(unaudited)

			Percent of
		Rentable	Portfolio			Annualized
	Number	Square	Rentable		Percent of	Rent Per
Greater New York Metropolitan	of Leases	Feet	Square Feet	Annualized	Annualized	Rentable
Area Office Properties	Expiring (1)	Expiring (2)	Expiring	Rent (3)	Rent	Square Foot
Available	—	290,105	15.7%	$—	0.0%	$—
Signed leases not commenced	3	23,790	1.3%	—	0.0%	—
4Q 2019 (4)	2	22,942	1.2%	893,735	1.4%	38.96

Total 2019	2	22,942	1.2%	893,735	1.4%	38.96
1Q 2020	7	17,148	0.9%	697,736	1.1%	40.69
2Q 2020	9	117,062	6.3%	6,266,163	9.7%	53.53
3Q 2020	4	8,391	0.5%	399,028	0.6%	47.55
4Q 2020	3	23,076	1.2%	1,026,443	1.6%	44.48

Total 2020	23	165,677	9.0%	8,389,370	13.0%	50.64
2021	30	211,463	11.4%	9,229,602	14.3%	43.65
2022	20	131,159	7.1%	5,033,664	7.8%	38.38
2023	13	116,429	6.3%	5,625,440	8.7%	48.32
2024	13	211,452	11.4%	9,454,115	14.6%	44.71
2025	17	124,824	6.8%	4,170,289	6.5%	33.41
2026	11	136,739	7.4%	5,443,406	8.4%	39.81
2027	8	77,821	4.2%	2,863,088	4.4%	36.79
2028	6	81,366	4.4%	2,924,296	4.5%	35.94
2029	5	128,301	6.9%	5,011,126	7.8%	39.06
Thereafter	5	125,159	6.9%	5,541,715	8.6%	44.28

Total greater New York metropolitan area office properties	156	1,847,227	100.0%	$64,579,846	100.0%	$42.12

Retail Properties
Available	—	49,551	6.9%	$—	0.0%	$—
Signed leases not commenced	3	20,202	2.8%	—	0.0%	—
4Q 2019 (4)	—	—	0.0%	—	0.0%	—

Total 2019	—	—	0.0%	—	0.0%	—
1Q 2020	4	21,913	3.1%	2,989,281	3.2%	136.42
2Q 2020	3	10,871	1.5%	587,955	0.6%	54.08
3Q 2020	2	3,500	0.5%	647,479	0.7%	184.99
4Q 2020	2	9,565	1.3%	1,840,086	1.9%	192.38

Total 2020	11	45,849	6.4%	6,064,801	6.4%	132.28
2021	8	30,080	4.2%	5,076,285	5.4%	168.76
2022	9	58,747	8.2%	9,106,829	9.6%	155.02
2023	10	54,704	7.6%	6,977,717	7.4%	127.55
2024	10	25,312	3.5%	5,776,723	6.1%	228.22
2025	7	32,995	4.6%	10,678,529	11.3%	323.64
2026	9	74,681	10.4%	5,374,087	5.7%	71.96
2027	5	56,266	7.8%	6,425,173	6.8%	114.19
2028	4	7,987	1.1%	1,217,231	1.3%	152.40
2029	6	98,082	13.7%	18,886,283	19.9%	192.56
Thereafter	13	163,123	22.8%	19,230,135	20.1%	117.89

Total retail properties	95	717,579	100.0%	$94,813,793	100.0%	$146.36

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)

Excludes (i) 193,268 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 79,613 square feet of space attributable to the Company’s observatory.

(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents leases that are included in occupancy as of December 31, 2019 and expire on December 31, 2019.
(5)	Represents two license agreements.

Fourth Quarter 2019
Tenant Lease Expirations
(unaudited)

			Percent of
		Rentable	Portfolio			Annualized
	Number	Square	Rentable		Percent of	Rent Per
	of Leases	Feet	Square Feet	Annualized	Annualized	Rentable
Empire State Building Office (1)	Expiring (2)	Expiring (3)	Expiring	Rent (4) (5)	Rent	Square Foot
Available	—	102,923	3.8%	$—	0.0%	$—
Signed leases not commenced	3	32,381	1.2%	—	0.0%	—
4Q 2019 (6)	1	3,045	0.1%	205,590	0.1%	67.52

Total 2019	1	3,045	0.1%	205,590	0.1%	67.52
1Q 2020	5	15,872	0.6%	727,287	0.5%	45.82
2Q 2020	7	193,044	7.1%	10,415,976	6.7%	53.96
3Q 2020	7	35,445	1.3%	2,142,269	1.4%	60.44
4Q 2020	6	37,592	1.4%	1,997,247	1.3%	53.13

Total 2020	25	281,953	10.4%	15,282,779	9.8%	54.20
2021	18	100,971	3.7%	5,926,900	3.8%	58.70
2022	23	118,751	4.4%	7,537,771	4.9%	63.48
2023	21	105,319	3.9%	6,941,595	4.5%	65.91
2024	18	227,351	8.4%	14,198,337	9.1%	62.45
2025	12	96,753	3.6%	6,348,452	4.1%	65.62
2026	10	132,344	4.9%	8,221,791	5.3%	62.12
2027	8	29,184	1.1%	1,762,316	1.1%	60.39
2028	4	545,713	20.1%	30,765,395	19.8%	56.38
2029	7	282,020	10.4%	17,327,003	11.2%	61.44
Thereafter	21	652,455	24.0%	40,665,182	26.3%	62.33

Total Empire State Building office	171	2,711,163	100.0%	$155,183,111	100.0%	$60.25

		Annualized		Percent of
	Annualized	Expense	Annualized	Annualized
Empire State Building Broadcasting Licenses and Leases	Base Rent (7)	Reimbursements	Rent (4)	Rent
4Q 2019 (6)	$31,710	$9,350	$41,060	0.3%

Total 2019	31,710	9,350	41,060	0.3%
1Q 2020	—	—	—	0.0%
2Q 2020	137,188	30,457	167,645	1.1%
3Q 2020	—	—	—	0.0%
4Q 2020	99,320	31,212	130,532	0.9%

Total 2020	236,508	61,669	298,177	2.0%
2021	55,685	95,592	151,277	1.0%
2022	1,687,610	419,185	2,106,795	14.4%
2023	82,480	24,996	107,476	0.7%
2024	65,000	35,789	100,789	0.7%
2025	1,533,492	178,579	1,712,071	11.7%
2026	807,668	82,290	889,958	6.1%
2027	787,969	76,331	864,300	5.9%
2028	248,614	14,028	262,642	1.8%
2029	—	—	—	0.0%
Thereafter	7,134,396	956,421	8,090,817	55.4%

Total Empire State Building broadcasting licenses and leases	$12,671,132	$1,954,230	$14,625,362	100.0%

Notes:

(1)	Excludes retail space, broadcasting licenses and observatory operations
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes 52,508 rentable square feet of space attributable to building management use.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)

Includes approximately $5.1 million of annualized rent related to physical space occupied by broadcasting tenants for their broadcasting operations. Does not include license fees charged to broadcasting tenants.

(6)	Represents leases that are included in occupancy as of December 31, 2019 and expire on December 31, 2019.
(7)	Represents license fees for the use of the Empire State Building mast and base rent for physical space occupied by broadcasting tenants.

Fourth Quarter 2019
20 Largest Tenants and Portfolio Tenant Diversification by Industry
(unaudited)

			Weighted		Percent of
			Average	Total	Portfolio		Percent of
			Remaining	Occupied	Rentable		Portfolio
		Lease	Lease	Square	Square	Annualized	Annualized
20 Largest Tenants	Property	Expiration (1)	Term(2)	Feet (3)	Feet (4)	Rent (5)	Rent (6)
1. Global Brands Group	ESB, 1333 B’Way	Oct. 2023 - Oct. 2028	8.1 years	668,942	6.6%	$36,579,836	6.6%
2. LinkedIn	ESB	Aug. 2036	16.7 years	312,947	3.1%	18,434,225	3.3%
3. Coty	ESB	Apr. 2020 - Jan. 2030	5.3 years	312,471	3.1%	17,712,823	3.2%
4. PVH Corp.	501 Seventh Avenue	Oct. 2028	8.8 years	237,281	2.3%	11,716,228	2.1%
5. Sephora	112 West 34th Street	Jan. 2029	9.1 years	11,334	0.1%	10,468,996	1.9%
6. Li & Fung	1359 Broadway	Oct. 2021 - Oct. 2027	4.3 years	149,436	1.5%	7,701,934	1.4%
7. Signature Bank	1333 & 1400 Broadway	Jul. 2030 - Apr. 2035	14.8 years	124,884	1.2%	7,540,459	1.4%
8. Urban Outfitters	1333 Broadway	Sept. 2029	9.8 years	56,730	0.6%	7,367,374	1.3%
9. Macy’s	111 West 33rd Street	May 2030	10.4 years	131,117	1.3%	7,157,511	1.3%
10. Footlocker	112 West 34th Street	Sept. 2031	11.8 years	34,192	0.3%	6,898,262	1.2%
11. Federal Deposit Insurance Corp.	ESB	Dec. 2024	5.0 years	119,226	1.2%	6,837,182	1.2%
12. Duane Reade	ESB, 1350 B’Way, 250 West 57th	Feb. 2021 - Sept. 2027	4.9 years	47,541	0.5%	6,704,508	1.2%
13. HNTB Corporation	ESB	Feb. 2029	9.2 years	105,143	1.0%	6,666,632	1.2%
14. The Interpublic Group of Co’s, Inc.	111 West 33rd St & 1400 B’way	Jul. 2024 - Feb. 2025	4.8 years	124,884	1.2%	6,443,584	1.2%
15. Legg Mason	First Stamford Place	Sept. 2024	4.8 years	137,583	1.4%	6,407,814	1.2%
16. Shutterstock	ESB	Apr. 2029	9.3 years	104,386	1.0%	5,953,855	1.1%
17. Fragomen	1400 Broadway	Feb. 2035	15.2 years	107,680	1.1%	5,922,400	1.1%
18. WDFG North America	ESB	Dec. 2025	6.0 years	5,300	0.1%	5,863,030	1.1%
19. The Michael J. Fox Foundation	111 West 33rd Street	Nov. 2029	9.9 years	86,492	0.9%	5,390,818	1.0%
20. ASCAP	250 West 57th Street	Aug. 2034	14.7 years	87,943	0.9%	5,345,814	1.0%

Total				2,965,512	29.4%	$193,113,285	35.0%

Notes:

(1)	Expiration dates are per lease and do not assume exercise of renewal or extension options. For tenants with more than two leases, the lease expiration is shown as a range.
(2)	Represents the weighted average lease term, based on annualized rent.
(3)	Based on leases signed and commenced as of December 31, 2019.
(4)	Represents the percentage of rentable square feet of the Company’s office and retail portfolios in the aggregate.
(5)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(6)	Represents the percentage of annualized rent of the Company’s office and retail portfolios in the aggregate.

Portfolio Tenant Diversification by Industry (based on annualized rent)

Fourth Quarter 2019
Capital Expenditures and Redevelopment Program and Leasing Opportunity
(unaudited and dollars in thousands)

	Three Months Ended
Capital expenditures	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Tenant improvements - first generation	$22,479	$17,639	$17,255	$19,142	$26,079
Tenant improvements - second generation	12,581	8,734	10,513	9,028	7,963
Leasing commissions - first generation	578	574	4,742	1,276	4,533
Leasing commissions - second generation	13,244	2,651	3,016	1,869	2,845
Building improvements - first generation	14,457	10,988	12,910	11,022	10,085
Building improvements - second generation	6,556	4,931	6,296	4,840	8,624
Observatory capital project (1)	17,574	18,185	14,539	13,789	12,750

Total	$87,469	$63,702	$69,271	$60,966	$72,879

Note:

(1)	Total Observatory capital project spent-to-date was $155.4 million as of December 31, 2019.

Tenant space redevelopment by square feet (2) (3)

•	Future redevelopment (Empire State Building) - 170,000 square feet

•	Future redevelopment (other Manhattan properties) - 380,000 square feet

•	Redevelopment completed - 7,420,000 square feet

Inventory of vacant space (2)

•	Developed - 500,000 square feet, 91%

•	Undeveloped - 50,000 square feet, 9%

Inventory of undeveloped space (2)

•	Vacant - 50,000 square feet, 9%

•	Expires in 2020 - 160,000 square feet, 29%

•	Expires in 2020 and thereafter - 340,000 square feet, 62%

Developed 20,000 square feet in the fourth quarter 2019 and 110,000 square feet through December 31, 2019.

Leasing Opportunity - Inventory of Current Vacant Space as of December 31, 2019 (in square feet)

Total Portfolio vacant space	1,156,000

Signed leases not commenced (“SLNC”):
Manhattan Office Properties SLNC	219,000
Greater New York Office Properties SLNC	24,000
Retail Properties SLNC	20,000
Redeveloped Manhattan Office space	437,000
Greater New York Office Properties space	290,000
Retail Properties space	49,000
Undeveloped Manhattan Office space	21,000
Space held off market	51,000
Other	45,000

Total	1,156,000

Notes:

(2)	These estimates are based on the Company’s current budgets and are subject to change.
(3)

Redevelopment program is for the Manhattan office assets only. Square footage based on market measurement. Developed space includes space that has been demolished and completed asbestos abatement and available for lease up or ready to be prebuilt. Permanent building use spaces, amenity spaces and broadcasting spaces are excluded.

Fourth Quarter 2019
Observatory Summary
(unaudited and dollars in thousands)

		Three Months Ended
Observatory NOI	Twelve Months to Date	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Observatory revenue (1)	$128,769	$37,730	$37,575	$32,895	$20,569	$34,536
Observatory expenses	33,767	8,743	9,089	8,360	7,575	8,899

NOI	95,002	28,987	28,486	24,535	12,994	25,637
Intercompany rent expense (2)	82,469	23,715	23,242	21,491	14,021	20,598

NOI after intercompany rent	$12,533	$5,272	$5,244	$3,044	$(1,027)	$5,039

Observatory Metrics
Number of visitors (3)		894,000	1,042,000	968,000	601,000	945,000
Change in visitors year over year		(5.5%)	(10.7%)	(7.7%)	(6.7%)	(4.6%)
Number of bad weather days (“BWD”) (4)		22	12	24	15	19
102nd floor revenue (5)		$3,375	$—	$—	$180	$2,388

Notes:

(1)

Observatory revenues include the fixed license fee received from WDFG North America, the Observatory gift shop operator. For the three months ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019, and December 31, 2018, the fixed license fee was $1,453, $1,453, $1,453, $1,453, and $1,411, respectively.

(2)	The observatory pays a market-based rent payment comprised of fixed and percentage rent to the Empire State Building. Intercompany rent is eliminated upon consolidation.
(3)	Reflects the number of visitors who pass through the turnstile, excluding visitors who make a second visit on the same ticket at no additional charge.
(4)	The Company defines a bad weather day as one in which the top of the Empire State Building is obscured from view for more than 50% of the day.
(5)	Reflects revenues derived from the 102nd floor observatory which are included in total observatory revenues above.

Annual Observatory Revenues 2015 to 2019

Note:

(1)	The 102nd floor observatory was closed for approximately nine months in 2019 for renovations.

Fourth Quarter 2019
Condensed Consolidated Balance Sheets
(unaudited and dollars in thousands)

	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Assets
Commercial real estate properties, at cost:
Land	$201,196	$201,196	$201,196	$201,196	$201,196
Development costs	7,989	7,989	7,987	7,987	7,987
Building and improvements	2,900,248	2,830,353	2,784,472	2,727,497	2,675,303

	3,109,433	3,039,538	2,993,655	2,936,680	2,884,486
Less: accumulated depreciation	(862,534)	(829,495)	(809,197)	(777,794)	(747,304)

Commercial real estate properties, net	2,246,899	2,210,043	2,184,458	2,158,886	2,137,182
Cash and cash equivalents	233,946	293,710	375,335	242,910	204,981
Restricted cash	37,651	36,609	38,043	61,766	65,832
Short term investments	—	—	150,000	350,000	400,000
Tenant and other receivables, net	25,423	29,287	31,264	22,052	29,437
Deferred rent receivables, net	220,960	214,685	209,510	206,307	200,903
Prepaid expenses and other assets	65,453	41,927	60,818	37,766	64,345
Deferred costs, net	228,150	223,698	228,782	233,382	241,223
Acquired below-market ground leases, net	352,566	354,524	356,482	358,440	360,398
Right of use assets	29,307	29,355	29,404	29,452	—
Goodwill	491,479	491,479	491,479	491,479	491,479

Total assets	$3,931,834	$3,925,317	$4,155,575	$4,192,440	$4,195,780

Liabilities and Equity
Mortgage notes payable, net	$605,542	$606,313	$607,072	$607,823	$608,567
Senior unsecured notes, net	798,392	798,347	1,047,939	1,047,078	1,046,219
Unsecured term loan facility, net	264,640	264,517	264,394	264,271	264,147
Unsecured revolving credit facility	—	—	—	—	—
Accounts payable and accrued expenses	143,786	143,201	131,842	127,986	130,676
Acquired below-market leases, net	39,679	42,655	45,651	48,731	52,450
Ground lease liabilties	29,307	29,355	29,404	29,452	—
Deferred revenue and other liabilities	72,015	68,742	48,858	43,339	44,810
Tenants’ security deposits	30,560	31,841	32,383	56,559	57,802

Total liabilities	1,983,921	1,984,971	2,207,543	2,225,239	2,204,671
Total equity	1,947,913	1,940,346	1,948,032	1,967,201	1,991,109

Total liabilities and equity	$3,931,834	$3,925,317	$4,155,575	$4,192,440	$4,195,780

Fourth Quarter 2019
Condensed Consolidated Statements of Income
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Revenues
Rental revenue (1)	$151,701	$150,225	$141,071	$143,417	$123,261
Tenant expense reimbursement	—	—	—	—	19,746
Observatory revenue	37,730	37,575	32,895	20,569	34,536
Lease termination fees	1,240	2,361	363	388	18,683
Third party management and other fees	299	304	331	320	289
Other revenue and fees	3,963	2,408	1,584	2,599	2,794

Total revenues	194,933	192,873	176,244	167,293	199,309
Operating expenses
Property operating expenses	43,901	47,894	40,227	42,955	41,004
Ground rent expenses	2,332	2,331	2,332	2,331	2,332
General and administrative expenses	16,618	14,421	15,998	14,026	13,673
Observatory expenses	8,743	9,089	8,360	7,575	8,899
Real estate taxes	29,818	29,599	28,267	28,232	28,229
Depreciation and amortization	46,409	44,260	44,821	46,098	46,682

Total operating expenses	147,821	147,594	140,005	141,217	140,819

Total operating income	47,112	45,279	36,239	26,076	58,490
Other income (expense)
Interest income	1,352	2,269	3,899	3,739	3,452
Interest expense	(18,534)	(19,426)	(20,597)	(20,689)	(20,849)

Income before income taxes	29,930	28,122	19,541	9,126	41,093
Income tax (expense) benefit	(1,210)	(1,338)	(611)	730	(1,312)

Net income	28,720	26,784	18,930	9,856	39,781
Perpetual preferred unit distributions	(1,041)	(234)	(234)	(234)	(234)
Net income attributable to non-controlling interests	(10,880)	(10,668)	(7,609)	(3,945)	(16,705)

Net income attributable to common stockholders	$16,799	$15,882	$11,087	$5,677	$22,842

Weighted average common shares outstanding
Basic	180,166	178,352	176,796	175,850	171,829

Diluted	296,852	298,151	298,131	298,049	297,492

Net income per share attributable to common stockholders
Basic and diluted	$0.09	$0.09	$0.06	$0.03	$0.13

Dividends per share	$0.105	$0.105	$0.105	$0.105	$0.105

Notes:

(1)

The Company adopted Financial Accounting Standards Board Topic 842, Lease Accounting, using the modified retrospective approach on January 1, 2019 and elected to apply the transition provisions of the standard at adoption. As such, the prior period amounts presented under ASC 840 were not restated to conform with the 2019 presentation. The Company adopted the practical expedient in Topic 842, which allows the Company to avoid separating lease and non-lease rental income. Consequently, all rental income earned pursuant to tenant leases in 2019 is reflected as one category, “Rental Revenue,” in the 2019 consolidated statements of income.

The following table reflects the components of 2019 rental revenue.

Rental Revenue	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Base rent	$130,234	$129,098	$125,170	$126,634
Billed tenant expense reimbursement	21,467	21,127	15,901	16,783

Total rental revenue	$151,701	$150,225	$141,071	$143,417

The Company believes the preceding table of the components of rental revenue is not, and is not intended to be, a presentation in accordance with GAAP. The Company believes this information is frequently used by management, investors, securities analysts and other interested parties to evaluate the Company’s performance.

Fourth Quarter 2019
Funds from Operations (“FFO”), Modified Funds From Operations (“Modified FFO”), Core Funds from Operations (“Core FFO”), Core Funds Available for Distribution (“Core FAD”) and EBITDA
(unaudited and in thousands, except per share amounts)

	Three Months Ended
Reconciliation of Net Income to FFO, Modified FFO and Core FFO	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Net Income	$28,720	$26,784	$18,930	$9,856	$39,781
Preferred unit distributions	(1,041)	(234)	(234)	(234)	(234)
Real estate depreciation and amortization	45,298	43,303	43,822	45,092	45,771

FFO attributable to common stockholders and non-controlled interests	72,977	69,853	62,518	54,714	85,318
Amortization of below-market ground lease	1,958	1,957	1,958	1,958	1,958

Modified FFO attributable to common stockholders and non-controlled interests	74,935	71,810	64,476	56,672	87,276

Core FFO attributable to common stockholders and non-controlled interests	$74,935	$71,810	$64,476	$56,672	$87,276

Total weighted average shares and Operating Partnership Units
Basic	296,852	298,151	298,131	298,049	297,492

Diluted	296,852	298,151	298,131	298,049	297,492

FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.25	$0.23	$0.21	$0.18	$0.29

Diluted	$0.25	$0.23	$0.21	$0.18	$0.29

Modified FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.25	$0.24	$0.22	$0.19	$0.29

Diluted	$0.25	$0.24	$0.22	$0.19	$0.29

Core FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.25	$0.24	$0.22	$0.19	$0.29

Diluted	$0.25	$0.24	$0.22	$0.19	$0.29

Reconciliation of Core FFO to Core FAD
Core FFO	$74,935	$71,810	$64,476	$56,672	$87,276
Add:
Amortization of deferred financing costs	873	923	1,020	1,021	1,021
Non-real estate depreciation and amortization	1,110	958	998	1,007	912
Amortization of non-cash compensation expense	5,465	4,049	5,924	5,419	4,722
Amortization of debt discount	—	311	668	668	667
Amortization of loss on interest rate derivative	385	385	385	385	385
Deduct:
Straight-line rental revenues	(6,276)	(5,174)	(3,203)	(5,404)	(5,445)
Above/below-market rent revenue amortization	(1,530)	(1,682)	(1,745)	(2,354)	(1,733)
Corporate capital expenditures	(678)	(614)	(463)	(498)	(231)
Tenant improvements - second generation	(12,581)	(8,734)	(10,513)	(9,028)	(7,963)
Building improvements - second generation	(6,556)	(4,931)	(6,296)	(4,840)	(8,624)
Leasing commissions - second generation	(13,244)	(2,651)	(3,016)	(1,869)	(2,845)

Core FAD	$41,903	$54,650	$48,235	$41,179	$68,142

Reconciliation of Net Income to EBITDA
Net income	$28,720	$26,784	$18,930	$9,856	$39,781
Interest expense	18,534	19,426	20,597	20,689	20,849
Income tax expense (benefit)	1,210	1,338	611	(730)	1,312
Depreciation and amortization	46,409	44,260	44,821	46,098	46,682

EBITDA	$94,873	$91,808	$84,959	$75,913	$108,624

Fourth Quarter 2019
Debt Summary
(unaudited and dollars in thousands)

	December 31, 2019			September 30, 2019
		Weighted Average			Weighted Average
		Interest	Maturity		Interest	Maturity
Debt Summary	Balance	Rate	(Years)	Balance	Rate	(Years)
Fixed rate mortgage debt	$610,821	4.10%	9.0	$611,783	4.10%	9.3
Senior unsecured notes	800,000	4.19%	9.5	800,000	4.19%	9.8
Unsecured term loan facility (1)	265,000	3.35%	2.7	265,000	3.35%	2.9

Total fixed rate debt	1,675,821	4.03%	8.3	1,676,783	4.03%	8.5
Unsecured revolving credit facility	—	—	1.7	—	—	1.9

Total variable rate debt (2)	—	—	1.7	—	—	1.9

Total debt	1,675,821	4.03%	8.3	1,676,783	4.03%	8.5

Discount	—			—
Deferred financing costs, net	(7,247)			(7,606)

Total	$1,668,574			$1,669,177

Note:

(1)	LIBOR is fixed at 2.1485% under a variable to fixed interest rate swap agreement.
(2)	In July 2018 the Company entered into a $250 million forward starting interest rate swap agreement, which fixed three month LIBOR at 2.958% for the first $250 million of its next financing.

Available Capacity	Facility	Outstanding at December 31, 2019	Letters of Credit	Available Capacity
Unsecured revolving credit facility (1)	$1,100,000	$—	$—	$1,100,000

Covenant Summary	Required		Current Quarter		In Compliance
Maximum Total Leverage(2)	< 60%		25.2%		Yes
Maximum Secured Debt	< 40%		9.1%		Yes
Minimum Fixed Charge Coverage	> 1.50	x	4.2	x	Yes
Minimum Unencumbered Interest Coverage	> 1.75	x	7.6	x	Yes
Maximum Unsecured Leverage	< 60%		18.7%		Yes
Minimum Tangible Net Worth	$1,252,954		$1,862,954		Yes

Notes:

(1)

The unsecured revolving credit and term loan facility has an accordion feature allowing for an increase in maximum aggregate principal balance to $1.75 billion under certain circumstances. This unsecured revolving credit facility matures in August 2021 with two additional six-month extension options.

(2)	Represents the ratio of total indebtedness to total asset value as defined and determined in accordance with the credit facility agreement.

Fourth Quarter 2019
Debt Detail
(unaudited and dollars in thousands)

	Stated Interest Rate (%)	Current Interest Rate (%)	Principal Balance	Maturity Date	Amortization
Fixed rate mortgage debt:
Metro Center	3.59%	3.59%	$89,650	11/5/2024	30 years
10 Union Square	3.70%	3.70%	50,000	4/1/2026	Interest only
1542 Third Avenue	4.29%	4.29%	30,000	5/1/2027	Interest only
First Stamford Place (1)	4.28%	4.28%	180,000	7/1/2027	5 years interest only; 30 years thereafter
1010 Third Avenue and 77 West 55th Street	4.01%	4.01%	38,251	1/5/2028	30 years
10 Bank Street	4.23%	4.23%	32,920	6/1/2032	25 years
383 Main Avenue	4.44%	4.44%	30,000	6/30/2032	5 years interest only; 30 years thereafter
1333 Broadway	4.21%	4.21%	160,000	2/5/2033	Interest only

Total mortgage debt			610,821
Unsecured revolving credit facility	LIBOR plus 1.10%	2.86%	—	8/29/2021	Interest only
Unsecured term loan facility (2)	LIBOR plus 1.20%	3.35%	265,000	8/29/2022	Interest only
Senior unsecured notes:
Series A	3.93%	3.93%	100,000	3/27/2025	Interest only
Series B	4.09%	4.09%	125,000	3/27/2027	Interest only
Series C	4.18%	4.18%	125,000	3/27/2030	Interest only
Series D	4.08%	4.08%	115,000	1/22/2028	Interest only
Series E	4.26%	4.26%	160,000	3/22/2030	Interest only
Series F	4.44%	4.44%	175,000	3/22/2033	Interest only

Total / weighted average debt		4.03%	1,675,821

Deferred financing costs, net			(7,247)

Total (3)			$1,668,574

Notes:

(1)	Represents a $164 million mortgage loan bearing interest at 4.09% and a $16 million loan bearing interest at 6.25%.
(2)	LIBOR is fixed at 2.1485% under a variable to fixed interest rate swap agreement.
(3)	Capitalized interest was $0.2 million for the three months ended December 31, 2019.

Fourth Quarter 2019
Debt Maturities and Ground Lease Commitments
(unaudited and dollars in thousands)

Year	Amortization	Maturities (1)	Total	Percentage of Total Debt	Weighted Average Interest Rate of Maturing Debt
2020	$3,938	$—	$3,938	0.2%	n/a
2021	4,090	—	4,090	0.2%	n/a
2022	5,628	265,000	270,628	16.1%	3.35%
2023	7,876	—	7,876	0.5%	n/a
2024	7,958	77,675	85,633	5.1%	3.59%
Thereafter	25,910	1,277,746	1,303,656	77.8%	4.19%

Total debt	$55,400	$1,620,421	1,675,821	100.0%	4.03%

Deferred financing costs, net			(7,247)

Total			$1,668,574

Note:

(1)	Assumes no extension options are exercised.

Debt Maturity Profile

Ground Lease Commitments (1)
Year	1350 Broadway (2)	1400 Broadway (3)	111 West 33rd Street (4)	Total
2020	$108	$675	$735	$1,518
2021	108	675	735	1,518
2022	108	675	735	1,518
2023	108	675	735	1,518
2024	108	675	735	1,518
Thereafter	1,929	26,325	38,526	66,780

	$2,469	$29,700	$42,201	$74,370

Notes:

(1)	There are no fair value market resets, no step-ups, and no escalations in the three ground lease commitments.
(2)	Expires July 31, 2050 with a remaining term, including unilateral extension rights available to the Company, of approximately 31 years.
(3)	Expires December 31, 2063 with a remaining term, including unilateral extension rights available to the Company, of approximately 44 years.
(4)	Expires May 31, 2077 with a remaining term, including unilateral extension rights available to the Company, of approximately 58 years.

Fourth Quarter 2019
Supplemental Definitions

Funds From Operations (“FFO”)

We compute FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding impairment writedowns of investments in depreciable real estate and investments in in-substance real estate investments, gains or losses from debt restructurings and sales of depreciable operating properties, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), less distributions to non-controlling interests and gains/losses from discontinued operations and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized non-GAAP financial measure for REITs that we believe, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate has generally appreciated over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand an equity REIT’s operating performance. We present FFO because we consider it an important supplemental measure of our operating performance and believe that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results of operations, the utility of FFO as a measure of its performance is limited. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

Modified Funds From Operations (“Modified FFO”)

Modified FFO adds back an adjustment for any above or below-market ground lease amortization to traditionally defined FFO. We consider this a useful supplemental measure in evaluating our operating performance due to the non-cash accounting treatment under GAAP, which stems from the third quarter 2014 acquisition of two option properties following our formation transactions as they carry significantly below market ground leases, the amortization of which is material to our overall results. We present Modified FFO because we consider it an important supplemental measure of our operating performance in that it adds back the non-cash amortization of below-market ground leases. There can be no assurance that Modified FFO presented by us is comparable to similarly titled measures of other REITs. Modified FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Modified FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions.

Core Funds From Operations (“Core FFO”)

Core FFO adds back to Modified FFO the following items: deferred tax asset write-off, loss on early extinguishment of debt and acquisition expenses. The Company presents Core FFO because it considers it an important supplemental measure of its operating performance in that it excludes non-recurring items. There can be no assurance that Core FFO presented by the Company is comparable to similarly titled measures of other REITs. Core FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results.

Core Funds Available for Distribution (“Core FAD”)

In addition to Core FFO, we present Core FAD by (i) adding to Core FFO non-real estate depreciation and amortization, the amortization of deferred financing costs, amortization of debt discounts and non-cash compensation expenses and (ii) deducting straight line rent, recurring second generation leasing commissions, tenant improvements, prebuilts, capital expenditures, furniture, fixtures & equipment, amortization of debt premiums and above/below market rent revenue. Core FAD is presented solely as a supplemental disclosure that we believe provides useful information regarding our ability to fund our dividends. Core FAD does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FAD is not indicative of cash available to fund ongoing cash needs., including the ability to make cash distributions. There can be no assurance that Core FAD presented by us is comparable to similarly titled measures of other REITs.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure of performance. NOI is used by our management to evaluate and compare the performance of our properties and to determine trends in earnings and to compute the fair value of our properties as it is not affected by; (i) the cost of funds of the property owner, (ii) the impact of depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets that are included in net income computed in accordance with GAAP, (iii) acquisition expenses, loss on early extinguishment of debt and loss from derivative financial instruments or (iv) general and administrative expenses and other gains and losses that are specific to the property owner. The cost of funds is eliminated from net operating income because it is specific to the particular financing capabilities and constraints of the owner. The cost of funds is also eliminated because it is dependent on historical interest rates and other costs of capital as well as past decisions made by us regarding the appropriate mix of capital which may have changed or may change in the future. Depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets are eliminated because they may not accurately represent the actual change in value in our office or retail properties that result from use of the properties or changes in market conditions. While certain aspects of real property do decline in value over time in a manner that is reasonably captured by depreciation and amortization, the value of the properties as a whole have historically increased or decreased as a result of changes in overall economic conditions instead of from actual use of the property or the passage of time. Gains and losses from the sale of real property vary from property to property and are affected by market conditions at the time of sale which will usually change from period to period. These gains and losses can create distortions when comparing one period to another or when comparing our operating results to the operating results of other real estate companies that have not made similarly timed, purchases or sales. We believe that eliminating these costs from net income is useful because the resulting measure captures the actual revenue, generated and actual expenses incurred in operating our properties as well as trends in occupancy rates, rental rates and operating costs. However, the usefulness of NOI is limited because it excludes general and administrative costs, interest expense, depreciation and amortization expense and gains or losses from the sale of properties, and other gains and losses as stipulated by GAAP, the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, all of which are significant economic costs. NOI may fail to capture significant trends in these components of net income which further limits its usefulness. NOI is a measure of the operating performance of our properties but does not measure our performance as a whole. NOI is therefore not a substitute for net income as computed in accordance with GAAP. This measure should be analyzed in conjunction with net income computed in accordance with GAAP. Other companies may use different methods for calculating NOI or similarly titled measures and, accordingly, our NOI may not-be comparable to similarly titled measures reported by other companies that do not define the measure exactly as we do.

EBITDA

We compute EBITDA as net income plus interest expense, income taxes and depreciation. We present EBITDA because we believe that EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of its ability to incur and service debt. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of our financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of its liquidity.